EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Omnicom Group Inc................................         New York                         --                             --
Cline Davis & Mann, Inc..........................         New York                     Registrant                         100%
Omnicom International Inc........................         Delaware                     Registrant                         100%
Omnicom Management Inc...........................         Delaware                     Registrant                         100%
Omnicom Finance Inc..............................         Delaware                     Registrant                         100%
Omnicom International Holdings Inc...............         Delaware                     Registrant                         100%
Communicade Inc..................................         Delaware                     Registrant                         100%
C-D Acquisitions Inc.............................         Delaware                     Registrant                         100%
Eagle River Interactive Inc......................         Delaware                     Registrant                         100%
Strategic Alliance Services Inc..................         Delaware                     Registrant                         100%
Goodby, Silverstein & Partners Holdings Inc......        California                    Registrant                         100%
Goodby, Silverstein & Partners Inc...............        California   Goodby, Silverstein & Partners Holdings Inc.        100%
Manning Gottlieb Media Ltd.......................      United Kingdom                Omnicom UK Ltd.                       49%
                                                                      Simons Palmer Clemmow Johnson (Holdings) Limited     32%
Omnicom Finance Ltd..............................      United Kingdom       Diversified Agency Services Ltd.              100%
BBDO Worldwide Inc...............................         New York                     Registrant                         100%
BBDO Atlanta, Inc................................         Georgia                  BBDO Worldwide Inc.                    100%
BBDO Chicago, Inc................................         Delaware                 BBDO Worldwide Inc.                    100%
BBDO Detroit, Inc................................         Delaware                 BBDO Worldwide Inc.                    100%
BBDO International Inc...........................         Delaware             Omnicom International Inc.                 100%
Baker Lovick, L.L.C..............................         Delaware                  BBDO Canada Inc.                       99%
                                                                                  Omnicom Finance Ltd.                      1%
Ross Roy Communications, Inc.....................         Michigan                     Registrant                         100%
RR Realty, Inc...................................         Michigan            Ross Roy Communications, Inc.               100%
RR Bloomfield Limited Partnership................         Michigan                   RR Realty, Inc.                      100%
Bloomfield Parkway Associates....................         Michigan          RR Bloomfield Limited Partnership              50%
RATTO/BBDO S.A...................................         Argentina                BBDO Worldwide Inc.                     40%
Clemenger BBDO Ltd...............................         Australia                BBDO Worldwide Inc.                     47%
Diversified Marketing Services Pty. Ltd..........         Australia                Clemenger BBDO Ltd.                     47%
Multinet Systems.................................         Australia     Diversified Marketing Services Pty. Ltd.           33%
Spike Wireless...................................         Australia     Diversified Marketing Services Pty. Ltd.           12%
Total Advt & Communications......................         Australia     Diversified Marketing Services Pty. Ltd.           26%
Port Productions Pty. Ltd. (Melbourne)...........         Australia     Diversified Marketing Services Pty. Ltd.           35%
Clemenger Direct Pty. Ltd. ......................         Australia     Diversified Marketing Services Pty. Ltd.           47%
Porter Novelli Australia (Melbourne) Pty. Ltd....         Australia     Diversified Marketing Services Pty. Ltd.           26%
Porter Novelli Australia (Tasmania) Pty. Ltd.....         Australia     Diversified Marketing Services Pty. Ltd.           16%
Curtis Jones & Brown (Sydney)....................         Australia     Diversified Marketing Services Pty. Ltd.           26%
Emory Vincent Design.............................         Australia     Diversified Marketing Services Pty. Ltd.           28%
Madison Systems..................................         Australia                Clemenger BBDO Ltd.                     37%
Clemenger Sydney Pty. Ltd........................         Australia                Clemenger BBDO Ltd.                     47%
Clemenger Melbourne Pty. Ltd.....................         Australia                Clemenger BBDO Ltd.                     47%
Clemenger Adelaide Pty. Ltd......................         Australia                Clemenger BBDO Ltd.                     47%
Clemenger Tasmania Pty. Ltd......................         Australia                Clemenger BBDO Ltd.                     47%
Clemenger Brisbane Pty. Ltd......................         Australia                Clemenger BBDO Ltd.                     47%
Clemenger Perth Pty. Ltd.........................         Australia                Clemenger BBDO Ltd.                     47%
Adconnect........................................         Australia                Clemenger BBDO Ltd.                      5%
TEAM/BBDO Werbeagentur Ges. m.b.H................          Austria                 BBDO Worldwide Inc.                    100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......          Austria           TEAM/BBDO Werbeagentur Ges.m.b.H              84%
Palla, Koblinger & Partner GmbH..................          Austria           TEAM/BBDO Werbeagentur Ges.m.b.H              20%
Optimum Media Direction..........................          Austria      TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg         42%
BBDO Belgium S.A.................................          Belgium                 BBDO Worldwide Inc.                     90%
Sponsoring & Event Marketing S.A.................          Belgium                  BBDO Belgium S.A.                      67%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Omnimedia S.A....................................          Belgium                  BBDO Belgium S.A.                      45%
                                                                               DDB Needham Worldwide S.A.                  46%
Morael & Partners S.A............................          Belgium                  BBDO Belgium S.A.                      63%
VVL/BBDO S.A.....................................          Belgium                  BBDO Belgium S.A.                      72%
Moors Bloomsbury.................................          Belgium                  BBDO Belgium S.A.                      72%
N'Lil S.A........................................          Belgium                  BBDO Belgium S.A.                      46%
Optimum Media Direction..........................          Belgium                  BBDO Belgium S.A.                      45%
                                                                               DDB Needham Worldwide S.A.                  46%
Optimum Media Team S.A...........................          Belgium                  BBDO Belgium S.A.                      45%
                                                                               DDB Needham Worldwide S.A.                  46%
The Media Partnership S.A........................          Belgium                  BBDO Belgium S.A.                      23%
                                                           Belgium             DDB Needham Worldwide S.A.                  23%
Topolino S.A.....................................          Belgium                  BBDO Belgium S.A.                      47%
BBDO/Business Communications S.A.................          Belgium                  BBDO Belgium S.A.                      72%
DMC..............................................          Belgium                  BBDO Belgium S.A.                      45%
RPV Comunicacoes Ltda............................          Brazil             ALMAP/BBDO Comunicacoes Ltda.                70%
ALMAP/BBDO Comunicacoes Ltda.....................          Brazil                BBDO Publicidade, Ltda.                   70%
BBDO Publicidade, Ltda...........................          Brazil                  BBDO Worldwide Inc.                    100%
BBDO Canada Inc..................................          Canada                  BBDO Worldwide Inc.                    100%
McKim Communications Ltd.........................          Canada                   BBDO Canada Inc.                       49%
The Gaylord Group Ltd............................          Canada                   BBDO Canada Inc.                       70%
PNMD, Inc........................................          Canada                  Omnicom Canada Inc.                     49%
Ross Roy Group of Canada, Ltd....................          Canada             Ross Roy Communications, Inc.               100%
Ross Roy Communications Canada Ltd...............          Canada            Ross Roy Group of Canada, Ltd.                67%
BBDO Chile, S.A..................................           Chile                  BBDO Worldwide Inc.                     56%
IMAX S.A.........................................           Chile                   BBDO Chile, S.A.                       28%
Publicista y Clientes S.A........................           Chile                   BBDO Chile, S.A.                       28%
BBDO/CNUAC Advertising Co. Ltd...................           China                BBDO Asia Pacific Ltd.                    51%
Alberto H. Garnier, S.A..........................        Costa Rica                BBDO Worldwide Inc.                     20%
BBDO Zagreb......................................          Croatia                 BBDO Worldwide Inc.                     60%
Impact/BBDO International Ltd....................          Cyprus                  BBDO Worldwide Inc.                     44%
Impact/BBDO Group Partnership....................          Cyprus            Impact/BBDO International Ltd.                44%
                                                                         Impact/ BBDO Advertising & Marketing Ltd.          1%
Impact/ BBDO Advertising & Marketing Ltd.........          Cyprus            Impact/BBDO International Ltd.                44%
Mark/BBDO Ltd....................................      Czech Republic          BBDO Worldwide Europe GmbH                  45%
Media Direction Ltd..............................      Czech Republic          BBDO Worldwide Europe GmbH                  39%
OMD..............................................      Czech Republic          BBDO Worldwide Europe GmbH                  22%
Advis............................................      Czech Republic          BBDO Worldwide Europe GmbH                  25%
BBDO Danmark A/S.................................          Denmark                 BBDO Worldwide Inc.                     75%
BBDO A/S.........................................          Denmark                  BBDO Danmark A/S                       75%
BBDO Business Communications A/S.................          Denmark                  BBDO Danmark A/S                       30%
Sunrise Reklamebureau A/S........................          Denmark                  BBDO Danmark A/S                       41%
Sepia A/S........................................          Denmark                      BBDO A/S                           19%
Sleeping Beauty A/S..............................          Denmark          BBDO Business Communications A/S                7%
                                                                                        BBDO A/S                           19%
                                                                                        Sepia A/S                           5%
Networkers A/S...................................          Denmark                 Sleeping Beauty A/S                     31%
Impact/BBDO Ltd..................................           Egypt            Impact/BBDO International Ltd.                44%
Apex Publicidad, S.A.............................        El Salvador                  Garnier/BBDO                         15%
BBDO Helsinki OY.................................          Finland             BBDO Worldwide Europe GmbH                  86%
La Compagnie/BBDO S.A............................          France              BBDO Worldwide Europe GmbH                 100%
The Media Partnership ...........................          France                La Compagnie/BBDO S.A.                    17%
West End S.A.....................................          France                La Compagnie/BBDO S.A.                   100%
Proximite S.A....................................          France                La Compagnie/BBDO S.A.                    51%
Realisation S.A..................................          France                La Compagnie/BBDO S.A.                    97%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Deslegan S.A.....................................          France                La Compagnie/BBDO S.A.                    40%
Reflexions S.A...................................          France                La Compagnie/BBDO S.A.                   100%
BLL Looping......................................          France                La Compagnie/BBDO S.A.                    50%
CLM/BBDO S.A.....................................          France                La Compagnie/BBDO S.A.                   100%
BBDO Corporate...................................          France                La Compagnie/BBDO S.A.                    80%
EDRA.............................................          France                    BBDO Corporate                        80%
Sycomore.........................................          France                    BBDO Corporate                        80%
YCH..............................................          France                    Proximite S.A.                        26%
Blue Moon........................................          France                    Proximite S.A.                        26%
Anaconda.........................................          France                          YCH                             25%
ATM..............................................          France                          YCH                             25%
BBDO Interactive GmbH............................          Germany                      BBDO GmbH                          41%
KNSK, BBDO Werbeagentur..........................          Germany                      BBDO GmbH                          47%
NOVUM Marketing- und Vertriebsberatung GmbH......          Germany                      BBDO GmbH                          32%
The Media Partnership GmbH.......................          Germany                      BBDO GmbH                          20%
                                                                        Communication Management GmbH Dusseldorf           25%
Stein Holding GmbH...............................          Germany                      BBDO GmbH                          56%
Boebel, Adam Werbeagentur GmbH...................          Germany                      BBDO GmbH                          34%
ART + PRODUCTION advertising services GmbH.......          Germany                      BBDO GmbH                          52%
Sponsor Partners GmbH............................          Germany                      BBDO GmbH                          48%
Media Direction GmbH.............................          Germany                      BBDO GmbH                          61%
HM1 Ges. f. Direktmarketing und Werbelogistik GmbH         Germany                      BBDO GmbH                          52%
BBDO Dusseldorf GmbH.............................          Germany                      BBDO GmbH                          80%
Brand Link.......................................          Germany                      BBDO GmbH                          72%
MSBK/Team Dialog-Marketing GmbH..................          Germany                      BBDO GmbH                          32%
                                                                                  MSBK International AG                    25%
ART + PRODUCTION pre-press center GmbH...........          Germany      ART + PRODUCTION advertising services GmbH         52%
BBDO Dusseldorf GmbH Werbeagentur................          Germany                      BBDO GmbH                          80%
SELLBYTEL Telefon-und Direktmarketing GmbH.......          Germany                      BBDO GmbH                          48%
Claus Koch Corporate Communications GmbH.........          Germany                      BBDO GmbH                          30%
BBDO Media Team GmbH.............................          Germany                      BBDO GmbH                          60%
M-I-D Marktinformationsdienst GmbH...............          Germany                      BBDO GmbH                          40%
Hiel/BBDO GmbH...................................          Germany                      BBDO GmbH                          32%
K & K Kohtes & Klewes Kommunikation GmbH.........          Germany                      BBDO GmbH                          40%
Economia Holding GmbH (Hamburg)..................          Germany                      BBDO GmbH                          40%
Kofner & Partner Werbeagentur GmbH...............          Germany                      BBDO GmbH                          32%
Leonhardt & Kern Werbung GmbH....................          Germany                      BBDO GmbH                          32%
Luders/BBDO Werbeagentur GmbH....................          Germany                      BBDO GmbH                          39%
BBDO Dusseldorf GmbH Advertising.................          Germany                      BBDO GmbH                          80%
G.F.M.O. Gesellschaft fur Media-Optimierung mbH..          Germany                      BBDO GmbH                          72%
G.P.O. Gesellschaft fur Plakat-Optimierung mbH...          Germany   G.F.M.O. Gesellschaft fur Media-Optimierung mbH       72%
G.F.M.S. Gesellschaft fur Media-Sponsoring mbH...          Germany   G.F.M.O. Gesellschaft fur Media-Optimierung mbH       72%
Leonhardt & Kern Alpha GmbH Werbeagentur.........          Germany            Leonhardt & Kern Werbung GmbH                20%
Leonhardt & Kern Beta GmbH Werbeagentur..........          Germany            Leonhardt & Kern Werbung GmbH                24%
Leonhardt & Kern Gamma GmbH Werbeagentur.........          Germany            Leonhardt & Kern Werbung GmbH                24%
BBDO GmbH .......................................          Germany             BBDO Worldwide Europe GmbH                  80%
BBDO Worldwide Europe GmbH.......................          Germany                 BBDO Worldwide Inc.                    100%
Design und Grafikstudio "An der Alster" GmbH.....          Germany           Economia Holding GmbH (Hamburg)               40%
Manfred Baumann GmbH Hamburg.....................          Germany           Economia Holding GmbH (Hamburg)               40%
Economia Ges. f. Marketing and Werb. GmbH & Co KG          Germany           Economia Holding GmbH (Hamburg)               40%
Brodersen, Stampe und Partner Werbeagentur GmbH..          Germany           Economia Holding GmbH (Hamburg)               40%
DIALOGISTIK Service-Center Direktmarketing GmbH..          Germany  HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     52%
MD Factory Marketing Datanmanagement GmbH........          Germany  HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     26%
DCS Atelier fur Direct Communication GmbH
  Werbe-Service..................................          Germany  HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     52%
HM1 Heuser, Mayer & Partner Direktmarketing GmbH.          Germany  HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     52%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
K & K Kohtes & Klewes PR GmbH....................          Germany      K & K Kohtes & Klewes Kommunikation GmbH           40%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.          Germany      K & K Kohtes & Klewes Kommunikation GmbH           28%
K & K Kohtes & Klewes Kommunikation Frankfurt GmbH         Germany      K & K Kohtes & Klewes Kommunikation GmbH           30%
Viamedia Medienagentur fur Radio & TV GmbH.......          Germany      K & K Kohtes & Klewes Kommunikation GmbH           36%
PURE Information Public Relations GmbH...........          Germany      K & K Kohtes & Klewes Kommunikation GmbH           24%
K & K Kohtes, Klewes & Partner GmbH..............          Germany      K & K Kohtes & Klewes Kommunikation GmbH           24%
K&K Kohtes & Klewes Kommunikation Hamburg GmbH...          Germany      K & K Kohtes & Klewes Kommunikation GmbH           24%
Brodeur Kohtes & Klewes GmbH.....................          Germany      K & K Kohtes & Klewes Kommunikation GmbH           38%
Communication Medical GmbH.......................          Germany      K & K Kohtes & Klewes Kommunikation GmbH           20%
Hiller Wust & Partner GmbH.......................          Germany      K & K Kohtes & Klewes Kommunikation GmbH           16%
Vagedes GmbH.....................................          Germany      K & K Kohtes & Klewes Kommunikation GmbH           16%
promotion dynamics GmbH..........................          Germany                 Stein Holding GmbH                      56%
Stein Promotions GmbH............................          Germany                 Stein Holding GmbH                      56%
Stein Promotions Hamburg GmbH....................          Germany                 Stein Holding GmbH                      56%
M-S-B+K Consulting GmbH..........................          Germany           MSBK/Team Dialog-Marketing GmbH               31%
P.S. Produktions-Service GmbH....................          Germany                MSBK International AG                    37%
SMP Werbeservice GmbH............................          Germany                MSBK International AG                    29%
Knauer/Rump/Partner Werbeagentur GmbH............          Germany                MSBK International AG                    39%
BBDO Advertising S.A.............................          Greece              BBDO Worldwide Europe GmbH                  80%
                                                                                   BBDO Worldwide Inc.                     10%
Infomercial Direct S.A...........................          Greece                 BBDO Advertising S.A.                    90%
Team/Athens S.A..................................          Greece                 BBDO Advertising S.A.                    64%
Sponsoring Business Ltd..........................          Greece                 BBDO Advertising S.A.                    90%
Arrow II Advertising S.A.........................          Greece                 BBDO Advertising S.A.                    32%
SPO S.A..........................................          Greece                 BBDO Advertising S.A.                    45%
BGM/ the Media Corp  S.A.........................          Greece                 BBDO Advertising S.A.                    90%
The Media Partnership S.A. ......................          Greece                 BBDO Advertising S.A.                    23%
                                                                                Olympic DDB Needham S.A.                   16%
Cinemax S.A......................................          Greece                 BBDO Advertising S.A.                    90%
BGM/Media Direction Hellas S.A...................          Greece                 BBDO Advertising S.A.                    90%
Mondial Sports S.A...............................          Greece                 BBDO Advertising S.A.                    46%
BBDO Business Communications S.A.................          Greece                 BBDO Advertising S.A.                    68%
IKON S.A./Porter Novelli.........................          Greece                 BBDO Advertising S.A.                    77%
Point Zero S.A...................................          Greece                 BBDO Advertising S.A.                    28%
B/P/R Ltd........................................          Greece                 BBDO Advertising S.A.                    90%
Grafis S.A.......................................          Greece                 BBDO Advertising S.A.                    90%
Lamda Alpha S.A..................................          Greece                 BBDO Advertising S.A.                    23%
BBDO/Guatemala S.A...............................         Guatemala                   Garnier/BBDO                         30%
Zeus/BBDO........................................         Honduras                    Garnier/BBDO                         23%
BBDO Hong Kong Ltd...............................         Hong Kong              BBDO Asia Pacific Ltd.                   100%
BBDO Asia Pacific Ltd............................         Hong Kong                BBDO Worldwide Inc.                    100%
ADCOM BBDO Direct Limited........................         Hong Kong                BBDO Hong Kong Ltd.                    100%
BBDO Budapest....................................          Hungary             BBDO Worldwide Europe GmbH                  96%
The Media Partnership............................          Hungary                    BBDO Budapest                        24%
Hungarian Promotional Services...................          Hungary                    BBDO Budapest                        53%
Media Direction .................................          Hungary                    BBDO Budapest                        96%
RK Swamy/BBDO Advertising Ltd....................           India                BBDO Asia Pacific Ltd.                    20%
Gitam/BBDO Ltd...................................          Israel                  BBDO Worldwide Inc.                     49%
Video Dada Ltd...................................          Israel                      Gitam/BBDO                          49%
Gitam International S.A..........................          Israel                    Motiv Plus S.A.                       22%
Multi Sdar Ltd...................................          Israel                      Gitam/BBDO                          49%
Motiv Plus S.A...................................          Israel                      Gitam/BBDO                          49%
BBDO Italy SpA...................................           Italy                  BBDO Worldwide Inc.                    100%
The Media Partnership SpA........................           Italy                    BBDO Italy SpA                        25%
Strategies SAL...................................          Lebanon                   Impact/BBDO SAL                       10%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Impact/BBDO SAL..................................          Lebanon           Impact/BBDO International Ltd.                22%
BBDO (Malaysia) Sdn Bhd..........................         Malaysia               BBDO Asia Pacific Ltd.                   100%
BBDO Mexico, S.A. de C.V.........................          Mexico                  BBDO Worldwide Inc.                     80%
PLP Communicatie-adviesbureau....................        Netherlands                  BBDO BC B.V.                         26%
Keja/Donia B.V...................................        Netherlands               BBDO Nederland B.V.                     50%
FHV/BBDO  Creative Marketing Agency N.V..........        Netherlands               BBDO Nederland B.V.                     50%
Bennis Porter Novelli............................        Netherlands               BBDO Nederland B.V.                     50%
Signum B.V.......................................        Netherlands               BBDO Nederland B.V.                     50%
Bartels/Verdonk Impuls B.V.......................        Netherlands               BBDO Nederland B.V.                     50%
BBDO BC B.V......................................        Netherlands               BBDO Nederland B.V.                     50%
BBDO Nederland B.V...............................        Netherlands               BBDO Worldwide Inc.                     50%
Liberty Films B.V................................        Netherlands     FHV/BBDO Creative Marketing Agency N.V.           50%
Media Direction Netherland B.V...................        Netherlands     FHV/BBDO Creative Marketing Agency N.V.           31%
OFI Finance B.V..................................        Netherlands                   Registrant                          66%
                                                                                     BBDO Canada Inc.                       34%
Diversified Marketing Services Ltd. (N.Z.).......        New Zealand                Clemenger BBDO Ltd.                    47%
Aim Direct.......................................        New Zealand   Diversified Marketing Services Ltd. (N.Z.)          36%
Porter Novelli (Auckland)........................        New Zealand   Diversified Marketing Services Ltd. (N.Z.)          23%
Porter Novelli (Wellington)......................        New Zealand   Diversified Marketing Services Ltd. (N.Z.)          40%
Total Media......................................        New Zealand   Diversified Marketing Services Ltd. (N.Z.)          19%
Colenso Communications Ltd. .....................        New Zealand               Clemenger/BBDO Ltd.                     47%
HKM Advertising Ltd. ............................        New Zealand               Clemenger/BBDO Ltd.                     47%
Agency Management Systems........................        New Zealand               Clemenger/BBDO Ltd.                     47%
Optimum Media Direction..........................        New Zealand           Colenso Communications Ltd.                 23%
                                                                                  HKM Advertising Ltd.                     23%
BBDO/Nicaragua S.A...............................         Nicaragua                   Garnier/BBDO                         25%
BBDO Oslo A/S....................................          Norway              BBDO Worldwide Europe GmbH                  56%
Media Direction A/S..............................          Norway                     BBDO Oslo A/S                        56%
Schroder Production A/S..........................          Norway                     BBDO Oslo A/S                        56%
Garnier/BBDO ....................................          Panama                  BBDO Worldwide Inc.                     50%
BBDO Panama......................................          Panama                     Garnier/BBDO                         26%
Campagnani/BBDO S.A..............................          Panama                     Garnier/BBDO                         10%
BBDO Peru S.A....................................           Peru                   BBDO Worldwide Inc.                     51%
PAC/BBDO Worldwide Inc...........................        Philippines             BBDO Asia Pacific Ltd.                    30%
BBDO Warsaw......................................          Poland                  BBDO Worldwide Inc.                    100%
Spin Communications..............................          Poland                      BBDO Warsaw                        100%
Media Direction..................................          Poland                      BBDO Warsaw                        100%
Media Direction..................................         Portugal      BBDO Portugal Agencia de Publicidade, Lda.         90%
BBDO Portugal Agencia de Publicidade, Lda........         Portugal             BBDO Worldwide Europe GmbH                  95%
Headline Public Relations & Promotions, Inc......        Puerto Rico              BBDO Puerto Rico Inc.                    85%
BBDO Puerto Rico Inc.............................        Puerto Rico               BBDO Worldwide Inc.                     85%
Carlos Productions...............................          Romania                    Graffiti/BBDO                        13%
Graffiti/BBDO....................................          Romania                 BBDO Worldwide Inc.                     20%
BBDO Marketing A/O...............................          Russia              BBDO Worldwide Europe GmbH                 100%
Impact/BBDO......................................       Saudi Arabia         Impact/BBDO International Ltd.                44%
BBDO Singapore Pte Ltd...........................         Singapore              BBDO Asia Pacific Ltd.                   100%
Mark/BBDO Ltd....................................      Slovak Republic               Mark/BBDO Ltd.                        22%
Tiempo/BBDO Madrid S.A...........................           Spain                   BBDO Espana S.A.                       65%
The Media Partnership S.A........................           Spain                   BBDO Espana S.A.                       23%
Contrapunto S.A..................................           Spain                   BBDO Espana S.A.                       67%
Nucleo de Communicacion S.A......................           Spain                   Contrapunto S.A.                       67%
Tiempo/BBDO S.A..................................           Spain                   BBDO Espana S.A.                       77%
BBDO Espana S.A..................................           Spain                  BBDO Worldwide Inc.                     90%
C.P. Communicacion S.A...........................           Spain                   Contrapunto S.A.                       62%
Media Direction Madrid S.A.......................           Spain                Tiempo/BBDO Madrid S.A.                   65%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
DEC S.A.       ..................................           Spain                   Tiempo/BBDO S.A.                       65%
Media Direction S.A..............................           Spain                   Tiempo/BBDO S.A.                       77%
SELLBYTELL AG....................................        Switerland    SELLBYTEL Telefon-und Direktmarketing GmbH          23%
MSBK International AG............................        Switerland                BBDO Worldwide Inc.                     49%
MSBK Zurich AG...................................        Switerland               MSBK International AG                    19%
Ehrenstrahle International A.B...................          Sweden              BBDO Worldwide Europe GmbH                  76%
HLR/BBDO Reklambyra A.B..........................          Sweden              BBDO Worldwide Europe GmbH                 100%
Ehrenstrahle & Co. i Stockholm A.B...............          Sweden            Ehrenstrahle International A.B.               76%
Turnpik Filmproduction A.B.......................          Sweden               HLR/BBDO Reklambyra A.B.                  100%
HLR/Tensta Reklambyra  A.B.......................          Sweden               HLR/BBDO Reklambyra A.B.                  100%
Gester & Co. A.B.................................          Sweden               HLR/BBDO Reklambyra A.B.                   20%
BBDO Taiwan Advertising Company Ltd..............          Taiwan                BBDO Asia Pacific Ltd.                    55%
Damask/BBDO Limited..............................         Thailand               BBDO Asia Pacific Ltd.                    80%
MEDIA +..........................................          Turkey                      Alice BBDO                          27%
FOCUS 4..........................................          Turkey                      Alice BBDO                          27%
Alice BBDO.......................................          Turkey              BBDO Worldwide Europe GmbH                  30%
BBDO Direct Marketing and PR Services............          Turkey                      Alice BBDO                          30%
Impact/BBDO......................................   United Arab Emirates     Impact/BBDO International Ltd.                44%
Abbott Mead Vickers PLC..........................      United Kingdom              BBDO Worldwide Inc.                     28%
BBDO Europe Ltd..................................      United Kingdom           Prism International Ltd.                  100%
BBDO/Venezuela C.A...............................         Venezuela                BBDO Worldwide Inc.                     50%
DDB Needham Chicago, Inc.........................         Delaware   The DDB Needham Worldwide Communications Group, Inc. 100%
DDB Needham International Inc....................         Delaware             Omnicom International Inc.                 100%
RPM Acquisition Inc..............................         Delaware   The DDB Needham Worldwide Communications Group, Inc. 100%
Del Rivero Messianu Advertising..................          Florida                RPM Acquisition Inc.                     25%
DDB Needham Worldwide Partners, Inc..............         New York   The DDB Needham Worldwide Communications Group, Inc. 100%
The DDB Needham Worldwide Communications Group, Inc.      New York                     Registrant                         100%
Doyle Dane Bernbach de Mexico S.A. de C.V........         New York                     Registrant                         100%
Griffin Bacal Inc................................         New York              DDB Needham Chicago, Inc.                 100%
DDB Needham Dallas, Inc..........................           Texas    The DDB Needham Worldwide Communications Group, Inc. 100%
Tracy-Locke, Inc.................................           Texas               DDB Needham Dallas, Inc.                  100%
PGC Advertising, Inc.............................           Texas                      Registrant                         100%
Elgin DDB Inc....................................        Washington  The DDB Needham Worldwide Communications Group, Inc. 100%
The Focus Agency Inc.............................        Washington                    Registrant                         100%
Rainuzzo DDB S.A.................................         Argentina                    DM9 Holding                         40%
DDB Needham Worldwide Pty. Ltd. (Australia) .....         Australia       DDB Needham Worldwide Partners, Inc.            100%
DDB Needham Brisbane Pty. Ltd....................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Diversified Communications Group Pty. Ltd........         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Adelaide Pty. Ltd....................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)         60%
DDB Needham Sydney Pty. Ltd......................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Production 32 Pty. Ltd...........................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Melbourne Pty. Ltd...................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Finance Pty. Ltd.....................         Australia    DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Carr Clark Rapp Collins Pty. Ltd.................         Australia    Diversified Communications Group Pty. Ltd.         100%
Salesforce Victoria Pty. Ltd.....................         Australia    Diversified Communications Group Pty. Ltd.         100%
Heye & Partner Werbeagentur GmbH ................          Austria                 Heye & Partner GmbH                     45%
DDB Needham Heye & Partner GmbH..................          Austria        DDB Needham Worldwide Partners, Inc.            100%
DDB Needham Worldwide S.A. ......................          Belgium            DDB Needham International Inc.               20%
                                                                   The DDB Needham Worldwide Communications Group, Inc.    26%
                                                                          DDB Needham Worldwide Partners, Inc.             20%
                                                                                       Registrant                          26%
Marketing Power Rapp & Collins S.A...............          Belgium             DDB Needham Worldwide S.A.                  60%
Production 32 S.A................................          Belgium             DDB Needham Worldwide S.A.                  92%
DM9 DDB Publicidad...............................          Brazil                      DM9 Holding                         60%
Ghirrotti & Co...................................          Brazil  The DDB Needham Worldwide Communications Group, Inc.    20%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Olympic DDB Needham Bulgaria.....................         Bulgaria              Olympic DDB Needham S.A.                   63%
Omnicom Canada Inc...............................          Canada                      Registrant                         100%
Griffin Bacal Volny..............................          Canada                  Griffin Bacal Inc.                      60%
Palmer Jarvis Inc................................          Canada                      Registrant                         100%
Area 51 Interactive Inc..........................          Canada                  Palmer Jarvis Inc.                     100%
Kaizen Media Services Inc........................          Canada         Palmer Jarvis Retail Advertising Ltd.           100%
Focus Strategies & Communications Ltd............          Canada         Palmer Jarvis Retail Advertising Ltd.           100%
The Malahat Group Inc............................          Canada         Palmer Jarvis Retail Advertising Ltd.            50%
First Event Sports and Sponsorship Inc...........          Canada         Palmer Jarvis Retail Advertising Ltd.           100%
Palmer Jarvis & Associates Advertising
  (Manitoba) Ltd. ...............................          Canada         Palmer Jarvis Retail Advertising Ltd.            50%
                                                                    Palmer Jarvis & Associates (Canada) Advertising Corp.  50%
Palmer Jarvis Advertising Saskatchewan Ltd.......          Canada         Palmer Jarvis Retail Advertising Ltd.            50%
Palmer Jarvis Retail Advertising Ltd.............          Canada   Palmer Jarvis & Associates (Canada) Advertising Corp. 100%
Palmer Jarvis & Associates (Canada)
   Advertising Corp. ............................          Canada           Seabreeze Investments (1983) Ltd.             100%
Seabreeze Investment (1983) Ltd..................          Canada                  Palmer Jarvis Inc.                     100%
DM9 Holding .....................................      Cayman Islands     DDB Needham Worldwide Partners, Inc.            100%
Zegers DDB S.A...................................           Chile                      DM9 Holding                         40%
Beijing DDB Needham Advertising Co. Ltd..........           China          DDB Needham Worldwide Ltd.                      51%
Guangzhou DDB Advertising Ltd....................           China          DDB Needham (China) Investment Ltd.            100%
DDB Needham Worldwide Colombia Ltda..............         Colombia        DDB Needham Worldwide Partners, Inc.             80%
Adcom DDB Needham S.A............................        Costa Rica       Adcom/DDB Needham Centroamerica, S.A.            36%
Futura DDB Croatia...............................          Croatia                 DDB Needham S.C.E.                      36%
OMD Croatia......................................          Croatia                 Futura DDB Croatia                      18%
                                                                                       BBDO Zagreb                         30%
DDB Needham Prague...............................      Czech Republic     DDB Needham Worldwide Partners, Inc.             97%
The Media Partnership A/S........................          Denmark               DDB Needham Denmark A/S                    5%
                                                                                        BBDO A/S                           14%
Rapp & Collins DDBN A/S..........................          Denmark               DDB Needham Denmark A/S                   49%
E-SCAPE Interactive A/S..........................          Denmark               DDB Needham Denmark A/S                   49%
                                                                                 Rapp & Collins DDBN A/S                    7%
ADministration ApS...............................          Denmark               DDB Needham Denmark A/S                    8%
                                                                                 TBWA Reklamebureau A/S                     7%
                                                                                 Rapp & Collins DDBN A/S                    5%
                                                                                        BBDO A/S                            8%
                                                                            BBDO Business Communications A/S                7%
                                                                                        Sepia A/S                           2%
Agitator Reklamebureau...........................          Denmark               DDB Needham Denmark A/S                   39%
DDB Needham Denmark A/S..........................          Denmark        DDB Needham Worldwide Partners, Inc.             70%
RCM/DDB..........................................        El Salvador      Adcom/DDB Needham Centroamerica, S.A.            13%
Brand Sellers DDB Needham A.S....................          Estonia              DDB Worldwide Helsinki Oy                  67%
Datum Optimum Media Tallinn......................          Estonia          Datum Optimum Media Direction Oy               36%
Brand Sellers DDB Needham Oy.....................          Finland              DDB Worldwide Helsinki Oy                  67%
DDB Worldwide Helsinki Oy........................          Finland        DDB Needham Worldwide Partners, Inc.             67%
Datum Optimum Media Direction Oy.................          Finland              DDB Worldwide Helsinki Oy                  36%
Sarajarvi & Hellen Oy............................          Finland              DDB Worldwide Helsinki Oy                  36%
Diritto Rapp & Collins Oy........................          Finland              DDB Worldwide Helsinki Oy                  54%
Motamo DDB & Co. S.A.............................          France                    DDB & Co. S.A.                        47%
DDB Interactive..................................          France             DDB Communication France S.A.                79%
DDB Lille SNC....................................          France             DDB Communication France S.A.                79%
DDB The Way S.A..................................          France             DDB Communication France S.A.                63%
DDB Atlantique S.A...............................          France             DDB Communication France S.A.                74%
La Marque Media SNC..............................          France             Optimum Media Direction S.A.                 89%
Optimum Media SNC................................          France             Optimum Media Direction S.A.                 89%
Optimum Media Direction S.A......................          France             DDB Communication France S.A.                39%
                                                                                 La Compagnie/BBDO S.A.                    50%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Media Direction SNC..............................          France             Optimum Media Direction S.A.                 89%
Productions 32 SNC...............................          France             DDB Communication France S.A.                52%
                                                                                        SDMS S.A.                          17%
DDB & Co. S.A....................................          France             DDB Communication France S.A.                52%
DDB Needham Worldwide Europe S.A.  ..............          France             DDB Communication France S.A.                79%
Directing/Rapp & Collins SNC.....................          France             DDB Communication France S.A.                55%
DDB Trade SNC....................................          France             DDB Communication France S.A.                79%
Marketic Conseil S.A.............................          France             DDB Communication France S.A.                43%
Piment SNC.......................................          France             DDB Communication France S.A.                49%
SFV-Perre Contact S.A............................          France                       SDMS S.A.                          17%
                                                                              DDB Communication France S.A.                52%
DDB Communication France S.A.....................          France                      Registrant                          79%
Publiteam S.A....................................          France                       SDMS S.A.                          41%
Louis XIV S.A....................................          France             DDB Communication France S.A.                40%
OP & A S.A.......................................          France             DDB Communication France S.A.                40%
SDMS S.A.........................................          France             DDB Communication France S.A.                50%
Printer SNC......................................          France             DDB Communication France S.A.                40%
                                                                                        SDMS S.A.                          25%
Boxa Nova SNC....................................          France                       SDMS S.A.                          25%
                                                                              DDB Communication France S.A.                40%
Interimage.......................................          France                       SDMS S.A.                          17%
                                                                              DDB Communication France S.A.                38%
Groupe 32 SNC....................................          France             DDB Communication France S.A.                44%
                                                                                       Printer SNC                         29%
Rapp & Collins SNC...............................          France             Directing/Rapp & Collins SNC                 28%
                                                                                       Piment SNC                          25%
Fideliting.......................................          France             Directing/Rapp & Collins SNC                 28%
DDB CIE SNC......................................          France             DDB Communication France S.A.                78%
DDB SNC..........................................          France             DDB Communication France S.A.                79%
Hoffmann, Reiser, Schalt Frankfurt...............          Germany      Communication Management GmbH Dusseldorf           48%
Optimum Media Dusseldorf.........................          Germany      Communication Management GmbH Dusseldorf           99%
Production 32 Dusseldorf.........................          Germany      Communication Management GmbH Dusseldorf           99%
Jahns Rapp Collins ..............................          Germany      Communication Management GmbH Dusseldorf           50%
                                                                                   Heye & Partner GmbH                     18%
Hering, Selby & Co. Hamburg......................          Germany      Communication Management GmbH Dusseldorf           30%
Wensauer & Partner Ludwigsburg...................          Germany      Communication Management GmbH Dusseldorf           10%
Screen GmbH......................................          Germany      Communication Management GmbH Dusseldorf           97%
InterScreen Dusseldorf...........................          Germany                     Screen GmbH                         50%
Interscreen Prag (TCH)...........................          Germany               InterScreen Dusseldorf                    50%
DDB Needham Beteiligungsgesellschaft.............          Germany      Communication Management GmbH Dusseldorf           99%
DDB Needham GmbH Dusseldorf......................          Germany      Communication Management GmbH Dusseldorf           99%
Fritsch Heine Rapp Collins Hamburg...............          Germany      Communication Management GmbH Dusseldorf           85%
Heye & Partner GmbH..............................          Germany        DDB Needham Worldwide Partners, Inc.             45%
Heye Management Service GmbH.....................          Germany                 Heye & Partner GmbH                     23%
Print Agentur fur Offentlichkeitsarbeit GmbH.....          Germany                 Heye & Partner GmbH                     45%
Communication Management GmbH Dusseldorf.........          Germany                     Registrant                          99%
Optimum Media Direction Germany GmbH.............          Germany                 Heye & Partner GmbH                     11%
                                                                                        BBDO GmbH                          40%
                                                                                Optimum Media Dusseldorf                   25%
DDBN (Frankfurt).................................          Germany        DDB Needham Beteiligungsgesellschaft             99%
Buhler, Flettner & Partner.......................          Germany        DDB Needham Beteiligungsgesellschaft             99%
KFP Holding......................................          Germany        DDB Needham Beteiligungsgesellschaft             99%
PMS..............................................          Germany        DDB Needham Beteiligungsgesellschaft             74%
Rapp Collins Consulting..........................          Germany         Fritsch Heine Rapp Collins Hamburg              85%
Growth Enterprises Ltd...........................         Gibraltar          DDB Needham Worldwide Partners                51%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Olympic DDB Needham S.A..........................          Greece         DDB Needham Worldwide Partners, Inc.             63%
Tempo Optimum Media Hellas S.A...................          Greece               Olympic DDB Needham S.A.                   63%
                                                                                   TBWA/Producta S.A.                      15%
Rapp Collins Hellas S.A..........................          Greece               Olympic DDB Needham S.A.                   43%
DDB Needham S.C.E................................          Greece               Olympic DDB Needham S.A.                   63%
Publinac/DDB Needham Guatemala [C.A.]............         Guatemala       Adcom/DDB Needham Centroamerica, S.A.            11%
Adcom/DDB Needham ...............................         Honduras        Adcom/DDB Needham Centroamerica, S.A.            20%
Window Creative Ltd..............................         Hong Kong           DDB Needham Asia Pacific Ltd.                85%
DDB Needham Worldwide Ltd........................         Hong Kong        DDB Needham (China) Investment Ltd.            100%
Optimum Media Ltd................................         Hong Kong            DDB Needham Worldwide Ltd.                 100%
DDB Nexus Ltd....................................         Hong Kong            DDB Needham Worldwide Ltd.                  49%
Production 32 Ltd................................         Hong Kong            DDB Needham Worldwide Ltd.                 100%
DDB Needham Asia Pacific Ltd.....................         Hong Kong       DDB Needham Worldwide Partners, Inc.            100%
DDB Needham (China) Investment Ltd...............         Hong Kong           DDB Needham Asia Pacific Ltd.               100%
DDB Needham China Ltd............................         Hong Kong           DDB Needham Asia Pacific Ltd.               100%
DDB Needham Advertising Co. (Budapest)...........          Hungary           DDB Needham Heye & Partner GmbH               40%
                                                                          DDB Needham Worldwide Partners, Inc.             40%
Lexington  Bt....................................          Hungary       DDB Needham Advertising Co. (Budapest)            41%
                                                                                       Madison Bt.                         39%
Madison Bt.......................................          Hungary       DDB Needham Advertising Co. (Budapest)            80%
MUDRA Communications Ltd.........................           India  The DDB Needham Worldwide Communications Group, Inc.    10%
DDB Communication S.R.L..........................           Italy         DDB Needham Worldwide Partners, Inc.             90%
Optimum Media Direction S.R.L....................           Italy               DDB Communication S.R.L.                   36%
                                                                                     BBDO Italy SpA                        50%
Verba DDB S.R.L..................................           Italy               DDB Communication S.R.L.                   90%
Verba S.R.L......................................           Italy               DDB Communication S.R.L.                   90%
Grafika S.R.L....................................           Italy               DDB Communication S.R.L.                   90%
Nadler S.R.L.....................................           Italy               DDB Communication S.R.L.                   90%
TMP Italy S.R.L..................................           Italy               DDB Communication S.R.L.                   23%
Rapp Collins S.R.L...............................           Italy               DDB Communication S.R.L.                   72%
DDB Needham Japan Inc............................           Japan  The DDB Needham Worldwide Communications Group, Inc.   100%
DDB Needham DIK Korea............................           Korea         DDB Needham Worldwide Partners, Inc.             25%
Brand Sellers DDB Baltic.........................          Latvia               DDB Worldwide Helsinki Oy                  44%
Datum Optimum Media Latvia.......................          Latvia           Datum Optimum Media Direction Oy               25%
Naga DDB SDN BHD.................................         Malaysia            DDB Needham Asia Pacific Ltd.                30%
DDB Needham Worldwide S.A. de C.V................          Mexico                      Registrant                         100%
Result DDB.......................................        Netherlands                   Registrant                         100%
Equmedia.........................................        Netherlands                   Result DDB                          25%
Medion B.V.......................................        Netherlands              Rapp and Collins B.V.                    93%
Rapp and Collins B.V.............................        Netherlands                   Result DDB                          93%
Tom Tom BV.......................................        Netherlands                   Result DDB                          75%
DDB Needham Holding B.V..........................        Netherlands      DDB Needham Worldwide Partners, Inc.            100%
The Media Partnership............................        Netherlands                   Result DDB                          19%
                                                                         FHV/BBDO Creative Marketing Agency N.V.           10%
DDB Needham New Zealand Ltd......................        New Zealand           DDB Needham Worldwide Ltd.                  60%
DDB Needham Worldwide Ltd........................        New Zealand   DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Media Management Ltd.............................        New Zealand          DDB Needham New Zealand Ltd.                 60%
Sales Success New Zealand Ltd....................        New Zealand              Media Management Ltd.                    31%
Rapp Collins Worldwide Ltd.......................        New Zealand              Media Management Ltd.                    60%
DDB Needham Norway A/S...........................          Norway         DDB Needham Worldwide Partners, Inc.            100%
New Deal DDB Needham A/S.........................          Norway                DDB Needham Norway A/S                    98%
                                                                                DDB Needham Holding B.V.                    2%
Optimum Media A/S................................          Norway               New Deal DDB Needham A/S                   90%
Big Deal Film A/S................................          Norway               New Deal DDB Needham A/S                  100%
Real Deal DDB A/S................................          Norway               New Deal DDB Needham A/S                   50%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
HMP DDB Needham A/S..............................          Norway               New Deal DDB Needham A/S                   51%
Macaroni A/S.....................................          Norway               New Deal DDB Needham A/S                   40%
                                                                                   HMP DDB Needham A/S                      5%
Pro Deal A/S.....................................          Norway               New Deal DDB Needham A/S                  100%
Adcom/DDB Needham Centroamerica, S.A.............          Panama         DDB Needham Worldwide Partners, Inc.             50%
Adcom/DDB Needham Panama S.A.....................          Panama         Adcom/DDB Needham Centroamerica, S.A.            15%
AMA DDB Needham Worldwide Inc....................        Philippines          DDB Needham Asia Pacific Ltd.                51%
Corporate Profiles DDB...........................          Poland         DDB Needham Worldwide Partners, Inc.             49%
Optimum Media Sp. ZO.O...........................          Poland                Corporate Profiles DDB                    34%
Polskie Media....................................          Poland                Optimum Media Sp. ZO.O.                   34%
Twin.............................................          Poland                Corporate Profiles DDB                    49%
Tempo Media Agencia de Meos, Publicidade S.A.....         Portugal          Guerriero DDB Publicidade, Ltda.               28%
                                                                        BBDO Portugal Agencia de Publicidad, Lda           36%
The Media Partnership Ltda.......................         Portugal          Guerriero DDB Publicidade, Ltda.               18%
                                                          Portugal      BBDO Portugal Agencia de Publicidad, Lda           23%
Guerriero DDB Publicidade, Ltda..................         Portugal                     Registrant                          70%
Olympic DDB Romania SRL..........................          Romania                 DDB Needham S.C.E.                      63%
DDB Needham Worldwide GAF Pte. Ltd...............         Singapore           DDB Needham Asia Pacific Ltd.                83%
DDB Needham Worldwide Bratislava.................      Slovak Republic     DDB Needham Worldwide Partners, Inc.            74%
Tandem DDB, S.A..................................           Spain   The DDB Needham Worldwide Communications Group, Inc.    7%
                                                                                       Registrant                          79%
Tandem Campmany Guasch DDB, S.A..................           Spain                      Registrant                           2%
                                                                                    Tandem DDB, S.A.                       85%
Optimum Media S.A................................           Spain           Tandem Campmany Guasch DDB, S.A.               86%
Instrumens/Rapp & Collins S.A....................           Spain                   Tandem DDB, S.A.                       86%
Screen SA (Barcelona)............................           Spain                      Screen GmbH                         99%
A Toda Copia S.A.................................           Spain                   Tandem DDB, S.A.                       86%
The Media Partnership S.A........................           Spain                   Tandem DDB, S.A.                       19%
Bomberos A.B.....................................          Sweden              Paradiset DDB Needham A.B.                  20%
Mercator Trade Marketing A.B.....................          Sweden              Paradiset DDB Needham A.B.                  26%
Paradiset DDB Needham A.B........................          Sweden           DDB Needham Worldwide Sweden A.B.              51%
DDB Needham Worldwide Sweden A.B.................          Sweden         DDB Needham Worldwide Partners, Inc.            100%
Seiler DDB AG....................................        Switzerland             DDB Needham Holding AG                    30%
DDB Needham Holding AG...........................        Switzerland                   Registrant                         100%
DDB Needham Worldwide Inc........................          Taiwan             DDB Needham Asia Pacific Ltd.                90%
Spaulding & Hawi DDB Advertising Co., Ltd........         Thailand   The DDB Needham Worldwide Communications Group, Inc. 100%
Medina/Turgul DDB................................          Turkey         DDB Needham Worldwide Partners, Inc.             30%
BMP DDB Ltd......................................      United Kingdom                Omnicom UK Ltd.                      100%
Online Magic Ltd.................................      United Kingdom                 BMP DDB Ltd.                         20%
Optimum Media Direction Ltd......................      United Kingdom                 BMP DDB Ltd.                        100%
Outdoor Connection Ltd...........................      United Kingdom                 BMP DDB Ltd.                         33%
Solutions in Media Ltd...........................      United Kingdom                Omnicom UK Ltd.                      100%
Griffin Bacal Limited............................      United Kingdom           Prism International Ltd.                  100%
Target DDB Publicidad C.A........................         Venezuela       DDB Needham Worldwide Partners, Inc.             49%
Baxter, Gurian & Mazzei, Inc.....................        California       Health & Medical Communications, Inc.           100%
KPR West Inc.....................................        California            Kallir, Philips, Ross Inc.                 100%
Alcone Marketing Group, Inc......................        California                    Registrant                         100%
Copithorne & Bellows Public Relations Inc........         Delaware                     Registrant                         100%
Team South.......................................         Delaware        Rapp Collins Worldwide Holdings Inc.            100%
Quantum Plus Corp................................         Delaware        Rapp Collins Worldwide Holdings Inc.            100%
Clark & Weinstock Inc............................         Delaware                     Registrant                         100%
Ketchum New York Advertising Holdings, Inc.......         Delaware        Ketchum Communications Holdings, Inc.           100%
Ketchum Public Relations Worldwide Inc...........         Delaware                     Registrant                         100%
Crescent Communications Inc......................         Delaware       Ketchum Public Relations Worldwide Inc.          100%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Susan A. Thomas Inc..............................         Delaware       Ketchum Public Relations Worldwide Inc.          100%
Ketchum International, Inc.......................         Delaware                     Registrant                         100%
Creative Media L.L.C.............................         Delaware                  DAS Holdings Inc.                      99%
                                                                       Goodby, Silverstein & Partners Holding Inc.          1%
Doremus & Company................................         Delaware                 BBDO Worldwide Inc.                    100%
Doremus Printing Corp............................         Delaware                  Doremus & Company                     100%
Porter Novelli Inc...............................         Delaware                  Doremus & Company                     100%
DAS Holdings Inc.................................         Delaware                     Registrant                         100%
Interbrand Holdings Inc..........................         Delaware                 Omnicom UK Limited                     100%
Rapp Collins Worldwide Inc. (DE).................         Delaware        Rapp Collins Worldwide Holdings Inc.            100%
Optima Direct Inc................................         Delaware                     Registrant                         100%
Merkley Newman Harty, Inc........................         Delaware                     Registrant                         100%
NN Agency Inc....................................         Delaware                     Registrant                         100%
Focus Agency Limited Partnership.................         Delaware                   NN Agency Inc.                        99%
                                                                                  C-D Acquisitions Inc.                     1%
Gavin Anderson & Company Worldwide Inc...........         Delaware                     Registrant                         100%
Bernard Hodes Advertising Inc....................         Delaware                     Registrant                         100%
Rapp Collins Worldwide Limited Partnership......          Delaware        Rapp Collins Worldwide Holdings Inc.             99%
                                                                             Rapp Collins Worldwide GP Inc.                 1%
Rapp Collins Worldwide GP Inc....................         Delaware                     Registrant                         100%
Rapp Collins Worldwide Holdings Inc..............         Delaware                     Registrant                         100%
Interbrand Zintzmeyer & Lux Inc..................         Delaware              Interbrand Holdings Inc.                  100%
Millsport L.L.C..................................         Delaware                  DAS Holdings Inc.                      25%
Medi Cine, Inc...................................         Delaware        Health & Medical Communications, Inc.           100%
Ketchum Directory Advertising Inc................         Delaware                     Registrant                         100%
Fleishman-Hillard Inc............................         Delaware                     Registrant                         100%
TLP East L.L.C...................................         Delaware                      TLP, Inc.                          75%
Integer Group, L.L.C.............................         Colorado                C-D Acquisitions Inc.                    85%
Frank J. Corbett, Inc............................         Illinois        Health & Medical Communications, Inc.           100%
HRC Illinois Inc.................................         Illinois        Rapp Collins Worldwide Holdings Inc.            100%
The Russ Reid Company, Inc.......................         Illinois                     Registrant                          49%
Kragie Newell Advertising Inc....................           Iowa                  Integer Group, L.L.C.                   100%
Brodeur & Partners Inc...........................       Massachusetts                  Registrant                         100%
Meridian Technology Marketing Inc................       Massachusetts                  Registrant                         100%
Fleishman-Hillard Missouri Poll, Inc.............         Missouri               Fleishman-Hillard Inc.                   100%
The Rodd Group Inc...............................         New York                     Registrant                          25%
Gerstman + Meyers Inc............................         New York               Interbrand Corporation                   100%
RC Communications, Inc...........................         New York                     Registrant                          99%
Health & Medical Communications, Inc.............         New York                 BBDO Worldwide Inc.                    100%
Gavin Anderson & Company Inc.....................         New York       Gavin Anderson & Company Worldwide Inc.          100%
Lyons/Lavey/Nickel/Swift, Inc....................         New York        Health & Medical Communications, Inc.           100%
Interbrand Corporation...........................         New York                     Registrant                         100%
Health Science Communications Inc................         New York                     Registrant                         100%
Kallir, Philips, Ross, Inc.......................         New York                     Registrant                         100%
Shain Colavito Pensabene Direct, Inc.............         New York                     Registrant                         100%
Harrison & Star, Inc.............................         New York                     Registrant                         100%
Harrison Star Public Relations, Inc..............         New York                     Registrant                         100%
Rapp & Collins USA Inc...........................         New York                     Registrant                         100%
Della Femina/Jeary and Partners..................         New York     Ketchum New York Advertising Holdings, Inc.         49%
Gavin Anderson & Company (Japan), Inc............         New York                     Registrant                         100%
Ketchum Communications, Inc......................       Pennsylvania      Ketchum Communications Holdings, Inc.           100%
Ketchum Communications Holdings, Inc.............       Pennsylvania                   Registrant                         100%
GMR Group Inc....................................       Pennsylvania                   Registrant                          47%
Case Dunlap......................................           Texas                 C-D Acquisitions Inc.                   100%
TLP, Inc.........................................           Texas                      Registrant                         100%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Gary M. Reynolds and Associates, Inc.............         Wisconsin                    Registrant                          49%
MDI S.A..........................................         Argentina        Diversified Agency Services Holding             51%
Gavin Anderson & Company Pty Ltd.................         Australia      Gavin Anderson & Company Worldwide Inc.          100%
Canberra Liaison.................................         Australia         Gavin Anderson & Company Pty Ltd.              70%
PPD Sales Services GmbH..........................          Austria               PPD Sales Services GmbH                   84%
GPC Market Access Europe S.A.....................          Belgium            GPC Market Access Group Ltd.                 42%
                                                                                    GPC Connect Ltd.                       58%
CPM Belgium S.A..................................          Belgium               Promotess Holdings S.A.                  100%
Fleishman-Hillard Brussels.......................          Belgium               Fleishman-Hillard Inc.                   100%
Promotess Holdings S.A...........................          Belgium          Diversified Agency Services Ltd.              100%
Rapp Collins Brazil..............................          Brazil                      Registrant                          70%
Langdon Starr Inc................................          Canada                  Omnicom Canada Inc.                     20%
Fleishman-Hillard Canada, Inc....................          Canada                Fleishman-Hillard Inc.                   100%
GPC International Holdings Inc...................          Canada                      Registrant                         100%
GPC Canada Inc...................................          Canada            GPC International Holdings Inc.               84%
Specialized Communications Inc...................          Canada            GPC International Holdings Inc.               88%
Intercon Consultants Ltd.........................          Canada                    GPC Canada Inc.                      100%
Craven Associates Ltd............................          Canada                    GPC Canada Inc.                      100%
Diversified Agency Services Holding..............      Cayman Islands                  Registrant                         100%
Pathways Marketing Consultants (Shanghai) Co. Ltd.          China                      Registrant                          50%
Fleishman-Hillard Link, Ltd......................           China         Fleishman-Hillard Missouri Poll, Inc.            65%
PPD Marketing Services Spol.sr.o.................      Czech Republic            PPD Sales Services GmbH                   43%
                                                                               PPD Marketing Services GmbH                 41%
Gavin Anderson & Company (France) S.A............          France        Gavin Anderson & Company Worldwide Inc.          100%
The Media Partnership Europe S.A.................          France                    Omnicom UK Ltd.                       48%
Product Plus (France) S.A........................          France            Product Plus International Ltd.               83%
Ketchum Advertising France.......................          France              Ketchum International, Inc.                 62%
KPRW Paris.......................................          France              Ketchum International, Inc.                 79%
Fleishman-Hillard France.........................          France                Fleishman-Hillard Inc.                    99%
Arsenal S.A......................................          France                    Omnicom UK Ltd.                       60%
AZ Promotion - Moridis S.A.......................          France                    DAS France Ltd.                       50%
                                                                                     Groupe IPC S.A.                       49%
Groupe IPC S.A...................................          France                    DAS France Ltd.                       99%
Prise Direct SARL................................          France                    Groupe IPC S.A.                       50%
                                                                                     DAS France Ltd.                       50%
GBW Conseil S.A..................................          France                    Groupe IPC S.A.                       73%
                                                                                     DAS France Ltd.                       26%
Results Grpupe IPC SARL..........................          France                    Groupe IPC S.A.                       50%
                                                                                     DAS France Ltd.                       50%
Parmenide Porter Novelli S.A.....................          France                    DAS France Ltd.                       70%
Le Desk International S & L......................          France             Parmenide Porter Novelli S.A.                70%
Gavin Anderson & Company Worldwide GmbH..........          Germany             BBDO Worldwide Europe GmbH                  92%
TARGIS Agentur fur Kommunikation GmbH............          Germany          Diversified Agency Services Ltd.               51%
Fleishman-Hillard Germany GmbH...................          Germany               Fleishman-Hillard Inc.                    70%
Ketchum Public Relations GmbH....................          Germany             Ketchum International, Inc.                100%
Advantage GmbH...................................          Germany                  Doremus & Company                      35%
Interbrand Zintzmeyer & Lux GmbH.................          Germany          Interbrand Zintermeyer & Lux A.G.             100%
Diversified Agency Services GmbH.................          Germany                     Registrant                          98%
                                                                            Diversified Agency Services Ltd.                2%
CPM International GmbH...........................          Germany          Diversified Agency Services GmbH               98%
                                                                                 CPM United Kingdom Ltd.                    2%
PPD Verwaltungs-GmbH.............................          Germany          Diversified Agency Services GmbH              100%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
PPD Sales Services GmbH..........................          Germany               CPM International GmbH                     4%
                                                                                  PPD Verwaltungs-GmbH                     80%
PPD Marketing Services GmbH......................          Germany               CPM International GmbH                     4%
                                                                                  PPD Verwaltungs-GmbH                     80%
CCS Handelsservice GmbH..........................          Germany               PPD Sales Services GmbH                   33%
Plus Promotion Verkaufsforderungs mbh............          Germany             PPD Marketing Services GmbH                 18%
Gavin Anderson & Company (H.K.) Ltd..............         Hong Kong      Gavin Anderson & Company Worldwide Inc.          100%
Doremus Hong Kong Ltd............................         Hong Kong                 Doremus & Company                     100%
Ketchum NEWSCAN Public Relations Ltd.............         Hong Kong            Ketchum International, Inc.                 30%
Fleishman-Hillard Hong Kong......................         Hong Kong              Fleishman-Hillard Inc.                    80%
Diversified Agency Services Ltd..................         Hong Kong       DDB Needham Asia Pacific Ltd.                   100%
Rapp Collins Worldwide (Hong Kong) Ltd...........         Hong Kong         Diversified Agency Services Ltd.               80%
Bernard Hodes Advertising (Hong Kong) Ltd........         Hong Kong         Diversified Agency Services Ltd.              100%
Bentley Communications Ltd.......................         Hong Kong           DDB Needham Asia Pacific Ltd.                33%
                                                          Hong Kong         Diversified Agency Services Ltd.               35%
BPR Advertising Co., Ltd.........................         Hong Kong           DDB Needham Asia Pacific Ltd.                28%
                                                                            Diversified Agency Services Ltd.               30%
BPR Staff Options Co. Ltd........................         Hong Kong           DDB Needham Asia Pacific Ltd.                33%
                                                                            Diversified Agency Services Ltd.               35%
BC Staff Options Co. Ltd.........................         Hong Kong           DDB Needham Asia Pacific Ltd.                33%
                                                                            Diversified Agency Services Ltd.               35%
PPD Marketing Services Szolgaltato kft...........          Hungary               PPD Sales Services GmbH                   42%
                                                                               PPD Marketing Services GmbH                 42%
CCS Magyat Kft...................................          Hungary               PPD Sales Services GmbH                   84%
Counter Products Marketing (Ireland) Ltd.........          Ireland               CPM United Kingdom Ltd.                  100%
Fleishman-Hillard Saunders Limited...............          Ireland               Fleishman-Hillard Inc.                    41%
Westland Ltd.....................................          Ireland         Fleishman-Hillard Saunders Limited              41%
Interbrand Italia Srl............................           Italy                    Omnicom UK Ltd.                       25%
Inventa Srl......................................           Italy                 Interbrand Italia Srl                    15%
                                                                                     Omnicom UK Ltd.                       10%
CPM Italia Srl...................................           Italy                 Interbrand Italia Srl                    25%
Ketchum Public Relations SRL.....................           Italy              Ketchum International, Inc.                 41%
Fleishman-Hillard Italia SpA.....................           Italy                Fleishman-Hillard Inc.                    90%
PRAP Japan Inc...................................           Japan              Ketchum International, Inc.                 15%
Fleishman-Hillard Japan K.K......................           Japan                Fleishman-Hillard Inc.                    90%
Kabushiki Kaisha Interbrand Japan................           Japan                 Interbrand Group Ltd.                    74%
                                                                            Diversified Agency Services B.V.               26%
Rapp Collins K.K.................................           Japan                   DAS Holdings Inc.                      80%
Targis K.K.......................................           Japan                      Registrant                          67%
Interbrand Korea Inc.............................           Korea                 Interbrand Group Ltd.                   100%
Fleishman-Hillard Mexico, S.A. de C.V............          Mexico                Fleishman-Hillard Inc.                   100%
Ketchum Mexico S.A. de C.B.......................          Mexico              Ketchum International, Inc.                100%
CPM Nederland Field Marketing B.V................        Netherlands                CPM Belgium S.A.                      100%
Diversified Agency Services B.V..................        Netherlands              Interbrand Group Ltd.                   100%
Schoep & van der Toorn B.V.......................        Netherlands        Diversified Agency Services B.V.               40%
PPD Marketing Services Sp.z.o.o..................          Poland                PPD Sales Services GmbH                   43%
                                                                               PPD Marketing Services GmbH                 41%
Gavin Anderson & Company (Singapore) Pte. Ltd....         Singapore      Gavin Anderson & Company Worldwide Inc.           60%
Interbrand Pte. Ltd..............................         Singapore                    Registrant                         100%
Fleishman-Hillard Hickson Pte Ltd................         Singapore              Fleishman-Hillard Inc.                    80%
PPD Marketing Services Spol.sr.o.................      Slovak Republic           PPD Sales Services GmbH                   43%
                                                                               PPD Marketing Services GmbH                 41%
SEIS Madrid......................................           Spain              Ketchum International, Inc.                 30%
Adding Omnicom S.L...............................           Spain           Diversified Agency Services Ltd.               51%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Product Plus Iberica SA..........................           Spain            Product Plus International Ltd.               83%
Marketing Aplicado SA............................           Spain                    Omnicom UK Ltd.                       49%
Interbrand Zintermeyer & Lux A.G.................        Switzerland                 Omnicom UK Ltd.                      100%
Countrywide Communications (London) Ltd..........      United Kingdom        Countrywide Porter Novelli Ltd.              100%
Countrywide Communications (Scotland) Ltd........      United Kingdom        Countrywide Porter Novelli Ltd.               75%
GPC Connect Ltd..................................      United Kingdom         GPC Market Access Group Ltd.                100%
Affinity Consulting Ltd..........................      United Kingdom        Countrywide Porter Novelli Ltd.               41%
CPM Mobile Marketing Ltd.........................      United Kingdom            CPM United Kingdom Ltd.                  100%
CPM Field Marketing Ltd..........................      United Kingdom                Omnicom UK Ltd.                      100%
CPM International Group Ltd......................      United Kingdom                Omnicom UK Ltd.                      100%
Product Plus International Ltd...................      United Kingdom         CPM International Group Ltd.                 83%
Countrywide Porter Novelli Ltd...................      United Kingdom       Diversified Agency Services Ltd.              100%
DAS Financial Services Ltd.......................      United Kingdom       Diversified Agency Services Ltd.               75%
                                                                                    BBDO Canada Inc.                       25%
Medi Cine International plc......................      United Kingdom       Diversified Agency Services Ltd.              100%
WWAV Rapp Collins Group Ltd......................      United Kingdom       Diversified Agency Services Ltd.              100%
Field Marketing Solutions Ltd....................      United Kingdom       Diversified Agency Services Ltd.              100%
Gavin Anderson (UK) Ltd..........................      United Kingdom       Diversified Agency Services Ltd.              100%
Rapp Collins Europe Ltd..........................      United Kingdom       Diversified Agency Services Ltd.              100%
GPC Market Access Group Ltd......................      United Kingdom       Diversified Agency Services Ltd.               85%
                                                                             GPC International Holdings Inc.               15%
Doremus & Company Ltd............................      United Kingdom       Diversified Agency Services Ltd.              100%
Prism International Ltd..........................      United Kingdom       Diversified Agency Services Ltd.              100%
Claydon Heeley International Ltd.................      United Kingdom       Diversified Agency Services Ltd.              100%
Omnicom UK Ltd...................................      United Kingdom       Diversified Agency Services Ltd.              100%
Copithorne & Bellows Public Relations Ltd........      United Kingdom         DAS Property Development Ltd.               100%
GPC Market Access Ltd............................      United Kingdom         GPC Market Access Group Ltd.                100%
GPC Market Access Scotland Ltd...................      United Kingdom            GPC Market Access Ltd.                   100%
Coupon Information Ltd...........................      United Kingdom          Alcone Marketing Group Ltd.                 50%
Media Direction Europe Ltd.......................      United Kingdom         DAS Property Development Ltd.               100%
Interbrand UK Ltd................................      United Kingdom             Interbrand Group Ltd.                   100%
Scope Ketchum Communications Group Ltd...........      United Kingdom                Omnicom UK Ltd.                      100%
Fleishman-Hillard U.K. Limited...................      United Kingdom            Fleishman-Hillard Inc.                   100%
Perception Design Ltd............................      United Kingdom    Scope Ketchum Communications Group Ltd.           51%
                                                                                     Omnicom UK Ltd.                       49%
Scope Ketchum Communications Ltd.................      United Kingdom    Scope Ketchum Communications Group Ltd.           85%
                                                                                     Omnicom UK Ltd.                       15%
Scope Ketchum Sponsorship Ltd....................      United Kingdom    Scope Ketchum Communications Group Ltd.           85%
                                                                                     Omnicom UK Ltd.                       15%
Markforce Associates Ltd.........................      United Kingdom             Interbrand Group Ltd.                   100%
Interbrand Newell and Sorrell Ltd................      United Kingdom             Interbrand Group Ltd.                   100%
Interbrand Group Ltd.............................      United Kingdom                Omnicom UK Ltd.                      100%
CPM United Kingdom Limited.......................      United Kingdom                Omnicom UK Ltd.                      100%
Specialist Publications (UK) Ltd.................      United Kingdom                Omnicom UK Ltd.                      100%
The Anvil Consultancy Ltd........................      United Kingdom         CPM International Group Ltd.                 29%
                                                                                     Omnicom UK Ltd.                       71%
Premier Magazines Ltd............................      United Kingdom                Omnicom UK Ltd.                       75%
Paling Walters Targis Ltd........................      United Kingdom                Omnicom UK Ltd.                      100%
Alcone Marketing Group Ltd.......................      United Kingdom                Omnicom UK Ltd.                      100%
DAS France Ltd...................................      United Kingdom                Omnicom UK Ltd.                      100%
DAS Property Development Ltd.....................      United Kingdom                Omnicom UK Ltd.                      100%
Smythe Dorward Lambert Ltd.......................      United Kingdom                Omnicom UK Ltd.                      100%
Brodeur A Plus Group Ltd.........................      United Kingdom       Diversified Agency Services Ltd.               82%
                                                                                     Omnicom UK Ltd.                       18%
Porter Novelli Ltd...............................      United Kingdom                Omnicom UK Ltd.                      100%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
Macmillan Davies Hodes Advertising Ltd...........      United Kingdom           Prism International Ltd.                  100%
Macmillan Davies Hodes Consultants Ltd...........      United Kingdom           Prism International Ltd.                  100%
Diversified Agency Services Ltd..................      United Kingdom                  Registrant                         100%
The Computing Group Ltd..........................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
Data Warehouse Ltd...............................      United Kingdom         WWAV Rapp Collins Group Ltd.                 75%
WWAV Rapp Collins Ltd............................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
WWAV Rapp Collins Media Ltd......................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
WWAV Rapp Collins North Ltd......................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
HLB Ltd..........................................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
CMB Ltd..........................................      United Kingdom         WWAV Rapp Collins Group Ltd.                 25%
                                                                                      BMP DDB Ltd.                         25%
WWAV Rapp Collins West Limited...................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
WWAV Rapp Collins Scotland Ltd...................      United Kingdom         WWAV Rapp Collins Group Ltd.                100%
Financial Database Marketing Ltd.................      United Kingdom         WWAV Rapp Collins North Ltd.                 14%
Fleishman-Hillard U.K. Ltd.......................      United Kingdom            Fleishman-Hillard Inc.                   100%
TBWA Chiat/Day Inc...............................         Delaware               TBWA International B.V.                   10%
                                                                                       Registrant                          90%
Ketchum Advertising Inc..........................         Delaware                     Registrant                         100%
Savaglio TBWA y Associados S.A...................         Argentina                    Registrant                          20%
Whybin TBWA Pty. Ltd.............................         Australia                    Registrant                          51%
TBWA Werbegesellschaft m.b.h.....................          Austria                     Registrant                         100%
TBWA S.A. (Brussels).............................          Belgium               TBWA International B.V.                  100%
Concept+.........................................          Belgium                TBWA S.A. (Brussels)                     71%
TBWA Propaganda Limitada.........................          Brazil                      Registrant                          70%
TBWA Sofia o.o.d.................................         Bulgaria                     Registrant                          55%
Stringer Veroni Ketchum..........................          Canada                  Omnicom Canada Inc.                     67%
                                                                               Ketchum International, Inc.                 33%
Frederick & Valenzuela TBWA Disenadores
   Asociados S.A. ...............................           Chile                      Registrant                          30%
Shanghai TBWA Lee Davis Advertising Ltd..........           China            TBWA Lee Davis Advertising Ltd.               23%
TBWA Zagreb d.o.o................................          Croatia                     Registrant                          90%
Grade/TBWA s.r.o.................................      Czech Republic                  Registrant                          30%
MAX TBWA s.r.o...................................      Czech Republic                  Registrant                          65%
TBWA Reklamebureau A/S...........................          Denmark                     Registrant                          62%
Eliasson & Jesting/TBWA Dialog...................          Denmark               TBWA Reklamebureau A/S                    32%
Paltemaa Huttunen Santala TBWA...................          Finland                     Registrant                          34%
TBWA S.A.(Paris).................................          France                TBWA International B.V.                   87%
TBWA (Deutschland) Holding GmbH..................          Germany               TBWA International B.V.                  100%
TBWA Werbeagentur GmbH...........................          Germany           TBWA (Deutschland) Holding GmbH              100%
TBWA Dusseldorf GmbH.............................          Germany               TBWA Werbeagentur GmbH                   100%
Planet Communications Germany....................          Germany             Ketchum International, Inc.                 65%
TBWA/Producta S.A................................          Greece                      Registrant                          51%
TBWA Lee Davis Advertising Ltd...................         Hong Kong                    Registrant                          51%
TBWA Thompson Ltd................................         Hong Kong                    Registrant                         100%
TBWA Budapest Reklam Mugynokseg Kft..............          Hungary                     Registrant                          50%
Fokusz/TBWA Marketingkommunikacio Kft............          Hungary                     Registrant                          38%
TBWA Anthem Communications.......................           India                      Registrant                          51%
Yehoshua TBWA Advertising & Marketing Ltd........          Israel                TBWA International B.V.                   25%
TBWA Italia SPA (Milan)..........................           Italy                TBWA International B.V.                  100%
Teran TBWA Publicidad............................          Mexico                      Registrant                          30%
TBWA International B.V...........................        Netherlands                   Registrant                         100%
Data Company B.V.................................        Netherlands             TBWA International B.V.                  100%
E-Company B.V....................................        Netherlands             TBWA International B.V.                   51%
Mako/Bovaco B.V..................................        Netherlands             TBWA International B.V.                   51%
Sponsor Company B.V..............................        Netherlands             TBWA International B.V.                   20%
Multicom Direct Marketing & Advertising B.V......        Netherlands             TBWA International B.V.                  100%

                                                                                                                       Percentage
                                                                                                                       of Voting
                                                        Jurisdiction                                                   Securities
                                                             of                          Owning                        Owned by
                      Company                          Incorporation                     Entity                        Registrant
                      -------                          -------------                     ------                        ----------
TBWA Campaign Company B.V........................        Netherlands             TBWA International B.V.                   70%
Dresme Van Dijk Partners B.V.....................        Netherlands             TBWA International B.V.                  100%
Direct Company B.V...............................        Netherlands          Dresme Van Dijk Partners B.V.               100%
HVR Advertising B.V. ............................        Netherlands             TBWA International B.V.                   51%
Neuerburg PR B.V.................................        Netherlands             TBWA International B.V.                   15%
TBWA/ Neth-work B.V. ............................        Netherlands             TBWA International B.V.                   50%
TBWA Reklame & Marketing B.V.....................        Netherlands             TBWA International B.V.                  100%
Grant Tandy B.V..................................        Netherlands             TBWA International B.V.                  100%
TBWA Reklamebyra A.S.............................          Norway                TBWA International B.V.                   34%
TBWA Polska Sp. zo.o.............................          Poland                      Registrant                          65%
TBWA Warszawa Sp. zo.o...........................          Poland                      Registrant                          57%
TBWA-EPG Publicidade, Ltd........................         Portugal                     Registrant                          59%
TBWA Bucharest s.r.l.............................          Romania                     Registrant                          90%
TBWA Fong Haque and Soh Pte Ltd..................         Singapore                    Registrant                          70%
TBWA Hager Bratislava spol s.r.o.................         Slovakia                     Registrant                          90%
Hunt Lascaris TBWA Holdings (Pty) Limited........       South Africa             TBWA International B.V.                   20%
                                                                                       Registrant                          80%
Hunt Lascaris TBWA Johannesberg (Pty) Limited....       South Africa    Hunt Lascaris TBWA Holdings (Pty) Limited         100%
Hunt Lascaris TBWA Cape (Pty) Limited............       South Africa    Hunt Lascaris TBWA Holdings (Pty) Limited          85%
Hunt Lascaris TBWA (Durban) (Pty) Limited........       South Africa    Hunt Lascaris TBWA Holdings (Pty) Limited          80%
Paroden Inv Holdings (Pty) Limited...............       South Africa             TBWA International B.V.                  100%
Schalit Shipley Nethwork.........................       South Africa                   Registrant                          20%
                                                                                  TBWA/ Neth-work B.V.                     10%
                                                                           Paroden Inv Holdings (Pty) Limited              40%
Specialist Communications Services...............       South Africa                   Registrant                          51%
Ad Active S.A. (Pty) Limited.....................       South Africa       Specialist Communications Services              26%
Rapp Collins S.A. (Pty) Limited..................       South Africa       Specialist Communications Services              36%
Tool S.A. (Pty) Limited..........................       South Africa       Specialist Communications Services              31%
South Africa Advertising Investments (Pty) Limited      South Africa                   Registrant                          60%
DDB Needham South Africa.........................       South Africa   South Africa Advertising Investments (Pty) Limited  32%
DDB Needham Cape.................................       South Africa            DDB Needham South Africa                   32%
Eurospace Media Direction S.A. (Proprietary) Limited    South Africa                   Registrant                          51%
TBWA Espana S.A..................................           Spain                TBWA International B.V.                   95%
TBWA Sweden A.B..................................          Sweden                      Registrant                         100%
TBWA GGK A.G.....................................        Switzerland             TBWA International B.V.                   51%
TBWA Next & Triplet Advertising Co. Limited......         Thailand                     Registrant                          51%
Floral Street Holdings Ltd.......................      United Kingdom      Diversified Agency Services Limited            100%
TISSA Ltd........................................      United Kingdom          Floral Street Holdings Ltd.                100%
TBWA Simons Palmer Limited.......................      United Kingdom          Floral Street Holdings Ltd.                 81%
Genesis Digital Creation Limited.................      United Kingdom          TBWA Simons Palmer Limited                  81%
Simons Palmer Clemmow Johnson (Holdings) Limited.      United Kingdom          TBWA Simons Palmer Limited                  81%
Catapult Studios Limited.........................      United Kingdom  Simons Palmer Clemmow Johnson (Holdings) Limited    81%
Parellel Productions Limited.....................      United Kingdom  Simons Palmer Clemmow Johnson (Holdings) Limited    81%
MicMacs Limited..................................      United Kingdom  Simons Palmer Clemmow Johnson (Holdings) Limited    81%
Maher Bird Associates Limited....................      United Kingdom  Simons Palmer Clemmow Johnson (Holdings) Limited    49%
TBWA Payne Stracey Direct Limited................      United Kingdom           Prism International Ltd.                  100%